UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 8, 2004

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-115858) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:      /s/ Mary Stone

       Name:  Mary Stone

       Title:    Vice President

Dated:  October 8, 2004

EXHIBIT INDEX

   Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

October 8, 2004

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Re:

Structured Asset Securities Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Structured Asset Securities Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Company’s SASCO Mortgage Loan Trust 2004-GEL3, Mortgage Backed Notes, Series 2004-GEL3 (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Notes (Commission File No. 333-115858) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on June 21, 2004.  As set forth in the prospectus dated June 25, 2004, as supplemented by a prospectus supplement dated October 6, 2004 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of September 1, 2004 (the “Indenture”), by and between SASCO Mortgage Loan Trust 2004-GEL3, a Delaware statutory trust (the “Issuer” or the “Trust”) and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to a trust agreement dated as of September 1, 2004 (the “Trust Agreement”), among the Depositor, U.S. Bank National Association, as administrator and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Issuer will also issue a single class of ownership certificates evidencing the equity interest in the Issuer.  The Notes will be secured primarily by fixed and adjustable rate mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”) conveyed to the Issuer and pledged under the Indenture to secure the Notes on the Closing Date.  On the Closing Date, the Depositor will have conveyed the Collateral to the Issuer pursuant to a transfer and servicing agreement dated as of September 1, 2004 (the “Transfer and Servicing Agreement”), among the Issuer, the Depositor, Aurora Loan Services Inc., as master servicer (the “Master Servicer”), the Indenture Trustee and The Murrayhill Company, as credit risk manager (the “Credit Risk Manager”).

We have examined forms of the Indenture, the Trust Agreement, the Transfer and Servicing Agreement and the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

When the Indenture has been duly and validly authorized by all necessary action on the part of the Owner Trustee on behalf of the Trust and has been duly executed and delivered by the Trust and the Indenture Trustee, and any other party thereto, the Indenture will constitute a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

When the issuance and sale of the Notes have been duly authorized by all corporate action on the part of the Trust and, when duly and validly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor pursuant to the underwriting agreement dated April 16, 1996, between the Company and Lehman Brothers, and a terms agreement dated October 6, 2004, between the Company and Lehman Brothers (such underwriting agreement, as supplemented by such terms agreement, the “Underwriting Agreement”), the Notes will be duly and validly issued and outstanding, and entitled to the benefits of the Indenture.

(iii)

Upon the issuance of the Notes pursuant to the Indenture and assuming all parties to the Transfer and Servicing Agreement, the Indenture and the Trust Agreement comply with the terms thereof, (i) the Trust will qualify as a FASIT within the meaning of Section 860L(a) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) the Notes will represent regular interests in the FASIT within the meaning of Section 860(b)(1) of the Code; and (iii) the Ownership Certificates will represent the sole class of “ownership interest” in the FASIT within the meaning of 860L(b)(2) of the Code.

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP